UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 21, 2014 (August 20, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On August 20, 2014, Magnum Hunter Resources Corporation (the “Company”), through its wholly owned subsidiary, Outback Shale Hunter Pty Ltd, an Australian company, lodged a First Supplementary Bidder’s Statement (the “Supplementary Statement”) with the Australian Securities and Investments Commission in connection with its previously announced off-market takeover offer (the “Offer”) for Ambassador Oil and Gas Limited, an Australian company listed on the Australian Securities Exchange (“ASX”) (ASX: AQO) (“Ambassador”).  The Supplementary Statement supplements the Bidder’s Statement dated June 20, 2014 (the “Original Statement”) related to the Offer, a copy of which was attached as an exhibit to the Company’s Current Report on Form 8-K filed on June 26, 2014.  The Supplementary Statement provides additional information regarding the Company and the Offer in response to requests from Australian regulators. Among other information, the Supplementary Statement includes information regarding the Company’s proved, probable and possible oil and natural gas reserves as of June 30, 2014 based on the report of Cawley, Gillespie & Associates, Inc., the Company’s independent petroleum consultants, a copy of which is attached to the Supplementary Statement as Annexure B.

A copy of the Supplementary Statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Notice to U.S. Shareholders of Ambassador. The Offer described in this report is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States. Some of the financial statements included in the Original Statement and the Supplementary Statement have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of U.S. companies.  You should be aware that the offeror may purchase securities otherwise than under the Offer, such as in open market or privately negotiated purchases.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit Number	Description
99.1	First Supplementary Bidder’s Statement dated August 20, 2014

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: August 21, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	First Supplementary Bidder’s Statement dated August 20, 2014